SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (date of earliest event reported) February 2, 2005.

Champion Industries, Inc.

(Exact name of registrant as specified in its charter)

West Virginia (State or other jurisdiction of corporation)	0-21084 (Commission File No.)	55-0717455 (IRS Employer Identification No.)

2450 First Avenue P. O. Box 2968 Huntington, West Virginia (Address of principal executive offices)	25728 (Zip Code)

Registrant's telephone number, including area code           (304) 528-2700

Not Applicable

(Former name or former address, if changes since last report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01  Other Events

    On February 2, 2005 Champion Industries, Inc. (Champion) announced that it is restructuring its management team into key regions based on geographical considerations and division functionality. Attached as Exhibit 99.1 is a press release issued February 2, 2005, captioned "CHAMPION ANNOUNCES KEY MANAGEMENT RESTRUCTURING".

    (c) Exhibit 99.1 - Press Release dated February 2, 2005.

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAMPION INDUSTRIES, INC. (Registrant)
Date: February 2, 2005	/s/ Todd R. Fry Todd R. Fry, Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release captioned "CHAMPION ANNOUNCES KEY MANAGEMENT RESTRUCTURING" dated February 2, 2005.

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